SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C., 20549

                                        FORM 8-K/A

                            AMENDMENT NO. 1 TO CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                     JANUARY 24, 1998
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                      Commission File Number       0-28392
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                             HARVARD SCIENTIFIC CORP
                             -----------------------
             (Exact name of registrant as specified in its charter)


               Nevada                                  88-0226455

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   (State or other jurisdiction of          (IRS Employer Identification Number)
         incorporation)


         100 North Arlington Avenue, Suite 380, Reno, Nevada    89501
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              (Address of principal executive offices)        (Zip Code)

       Registrant's Telephone number, including area code: (702) 786-9005


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ITEM NO. 4.           CHANGES IN REGISTRANT'S CERTIFIED PUBLIC ACCOUNTANT
-----------           ---------------------------------------------------

     Item No. 4 of the 8K filed January 15, 1998 is hereby amended to delete the last paragraph of Item No. 4, just before Item No. 7 Exhibits, and substitute the following therefore:

        During the most recent two fiscal years and the subsequent interim period through January 15, 1998 (the date upon which W. Dale McGhie was replaced), there have not been any disagreements with the Registrant's former accountant on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.


ITEM NO. 7.    EXHIBITS
-----------    --------
(16)(a) Letter on change in certifying accountant.

        Accountant's letter dated January 23, 1998 from W. Dale McGhie to the registrant stating that Mr. McGhie agrees to the statements made with response to Item No. 4. as amended herein.


                                                SIGNATURES
                                                ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HARVARD SCIENTIFIC CORP.




                                                 /S/ THOMAS E. WAITE
                                                 ------------------------------
                                                 Mr. Thomas E. Waite, President

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